Restricted Cash	12 Months Ended
Dec. 31, 2019
Cash and Cash Equivalents [Abstract]
Restricted Cash	Restricted Cash At December 31, 2018, our cash and cash equivalents included $5.1 million held in a restricted cash account on deposit with our insurance carrier. This account served as collateral, in place of an irrevocable stand-by letter of credit, to provide financial assurance that we will fulfill our obligations with respect to cash requirements associated with our workers' compensation self-insurance. This cash was to remain on deposit with the carrier until all claims have been paid or we provided a letter of credit in lieu of the cash deposit. At December 31, 2019, no deposits were held in a restricted cash account as we provided a letter of credit in lieu of the cash deposit.